REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND

Supplement dated August 9, 2011 to the Prospectus dated October 28, 2010

Effective September 30, 2011, the RevenueShares Large Cap Index™, RevenueShares Mid Cap Index™, RevenueShares Small Cap Index™ and RevenueShares Financials Sector Index™ (each, an “Index”) will rebalance quarterly according to September 30 revenue weightings.  As a result, the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund and RevenueShares Financials Sector Fund (the “Funds”), which attempt to replicate their respective underlying Indexes, will also rebalance their portfolio securities quarterly promptly following the quarterly rebalancings of their respective underlying Indexes.  Therefore, effective September 30, 2011, all references in the Prospectus to annual rebalancings with respect to the Funds shall be deemed to refer to quarterly rebalancings.